AMASYS STOCK OPTION PLAN




           1.  Purpose of the Plan.  Under this Stock Option Plan

(the "Plan") of Amasys Corporation (the "Company") options may be granted to eligible employees, officers and directors to purchase shares  of the Company's capital stock.  The Plan is designed  to enable  the  Company and its subsidiaries to attract, retain  and motivate their employees, officers and directors by providing for or  increasing the proprietary interests of such persons  in  the

Company.   The  Plan  provides  for  options  which  qualify   as

incentive  stock options ("Incentive Options") under Section  422 of the Internal Revenue Code of 1986, as amended (the "Code"), as well as options which do not so qualify.

            2.   Stock  Subject to Plan.  The maximum  number  of

shares  of  stock  for  which options granted  hereunder  may  be exercised shall be 950,000 shares of Common Stock, $.01 par value per  share, subject to the adjustments provided in Sections 6 and

11.   Shares of stock subject to the unexercised portions of  any options granted under this Plan which expire or terminate or  are

cancelled  may again be subject to options under  the  Plan.   If

shares  are  delivered  or withheld from  the  number  of  shares otherwise  issuable upon an option exercise, in  payment  of  the option  exercise  price and/or withholding tax obligations,  such delivered  or withheld shares shall not again become  subject  to options under the Plan.  Further, no option may be granted  under this  Plan  unless,  on the date of grant, the  sum  of  (i)  the maximum  number of shares issuable at any time under such option,

plus  (ii) the number of shares that have previously been  issued

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pursuant  to  options granted under the Plan, other  than  shares that  have been subject to options but pursuant to the terms  and conditions  of  such  option  have  been  forfeited  without  the participant  having received any benefits of ownership  from  the forfeited  shares, plus (iii) the maximum number of  shares  that may  be  issued  at  any time after such grant date  pursuant  to options  outstanding on such date, does not  exceed  the  maximum number  of  shares  for which this Plan permits  options  granted hereunder to be exercised.

           3.  Eligible Participants.

            (a) The participants eligible to be considered by the

Plan  Administrator (as defined in Section 10) for the  grant  of

options   hereunder  ("Eligible  Employees")  are   any   persons

regularly  employed by the Company or its subsidiaries, including key employees and consultants.

           (b) During the term of the Plan, on the third business

day  following the date of public release of the Company's fiscal year-end summary statement of sales and earnings, each person who is  on  such  date a director but not an Eligible Employee  shall automatically be granted an option with an exercise  price  equal to the fair market value of the Company's stock for such date and exercisable  for  a  number of shares equal  to  twenty  thousand

(20,000)  divided by such fair market value.  Such options  shall become  exercisable  on the earlier of the first  anniversary  of their grant date and the occurrence of an event described in  the first sentence of Section 11, and shall expire on the earlier  of the first anniversary of the date the option holder ceases to  be

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a  director  of  the  Company or the tenth anniversary  of  their

grant.   The  exercise price for such options and any withholding

tax  due in connection with such exercise may be paid by  any  of the  methods described under Section 9, unless the Company at the time  is  prohibited from purchasing or acquiring shares  of  its stock.

            4.   Minimum Exercise Price.  The exercise price  for

each option granted hereunder shall be not less than 100% of  the fair  market value of the stock at the date of the grant  of  the option.  The fair market value of the stock as of a date shall be deemed  to equal the average of the high asked and low bid prices in  the  over-the-counter  market, as reported  by  the  National

Association  of  Securities  Dealers  Inc.  Automated  Quotations

System  ("NASDAQ"), or any then operative successor to the NASDAQ system,  for  such  date or, if the stock is  then  listed  on  a national  securities exchange, the average of the  high  and  low transaction  prices  reported through the consolidated  reporting system  for  such  date; provided, that, in the case  of  options granted during the first six months during which this Plan is  in effect,  the  fair market value of the stock shall be  deemed  to equal  the  average of such prices for each trading  day  in  the sixty calendar day period commencing on the date of grant of  the option.

           5.  Nontransferability.  Any option granted under this

Plan  shall by its terms be nontransferable by the optionee other than  by  will  or  the laws of descent and distribution  and  is exercisable during the optionee's lifetime only by him or by  his guardian or legal representative.

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            6.   Adjustments.  If the outstanding shares of stock

of  the  class  then  subject  to  this  Plan  are  increased  or decreased,  or  are  changed into or exchanged  for  a  different number  or  kind of shares or securities, in any such case  as  a result  of one or more reorganizations, recapitalizations,  stock splits,  reverse  stock  splits, stock  dividends  or  the  like,

appropriate  adjustments shall be made in the number and/or  kind of  shares  or  securities for which options  may  thereafter  be granted  under  this Plan and for which options then  outstanding under this Plan may thereafter be exercised.  Any such adjustment in  outstanding  options  shall  be  made  without  changing  the aggregate  exercise price applicable to the unexercised  portions of such options.

           7.  Maximum Option Term.  No option granted under this

Plan  may  be exercised in whole or in part more than  ten  years after its date of grant.

            8.   Plan Duration.  Options may not be granted under

this  Plan more than ten years after the date of the adoption  of this  Plan, or of the shareholder approval thereof, whichever  is earlier.

            9.   Payment.  Payment for stock purchased  upon  any

exercise of an option granted under this Plan, and payment of any withholding  tax  obligation  arising  in  connection  with  such exercise,  shall be made in full in cash concurrently  with  such exercise,  except  that,  if  and to the  extent  the  instrument evidencing  the  option so provides or the Plan Administrator  so

permits,  and  if  the  Company  is  not  then  prohibited   from

purchasing or acquiring shares of such stock, such payment may be

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made  in whole or in part with shares of the same class of  stock as  that  then  subject to the option, or with  shares  otherwise issuable  upon exercise of the option, delivered or  withheld  in lieu  of  cash  concurrently with such exercise,  the  shares  so delivered  or  withheld to be valued on the  basis  of  the  fair market  value  of the stock (determined in a manner specified  in the  instrument evidencing the option) on the day  preceding  the date of exercise.

           10. Administration.  The Plan shall be administered by

a  committee  of  not less than two non-employee members  of  the

Company's board of directors (the "Board") each of whom shall not at  any  time  within  one  year  prior  to  his  service  as  an administrator of the Plan have received a discretionary grant  or award of equity securities pursuant to the Plan or any other plan of  the  Company  or  any of its affiliates (such  committee,  is referred to herein as the "Plan Administrator").

            The  interpretation  and  construction  by  the  Plan

Administrator  of any term or provision of the  Plan  or  of  any

option   granted  under  it  shall  be  final,  unless  otherwise

determined by the Board in which event such determination by  the

Board  shall be final.  The Plan Administrator may from  time  to time  adopt rules and regulations for carrying out this Plan and,

subject to the express provisions of this Plan, may prescribe the form  or  forms of the instruments evidencing any option  granted under this Plan.

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            Subject  to the express provisions of this Plan,  the

Plan  Administrator shall have full and final  authority  in  its discretion  to  select the employees to be  granted  options,  to grant  such options and to determine the number of shares  to  be subject  thereto,  the exercise prices, the  terms  of  exercise,

exercisability   and/or  vesting,  the   terms   of   expiration,

termination   or  forfeiture,  and  other  pertinent   provisions

thereof.

            11.  Corporate Reorganizations.  Upon the dissolution

or  liquidation of the Company, or upon a reorganization,  merger or  consolidation  of  the  Company as  a  result  of  which  the outstanding  securities  of the class  then  subject  to  options hereunder  are changed into or exchanged for cash or property  or securities  not  of  the  Company's issue,  or  upon  a  sale  of substantially  all  the  property  of  the  Company  to,  or  the acquisition of stock representing more than eighty percent  (80%)

of  the voting power of the stock of the Company then outstanding

by,   another  corporation,  group  or  person,  the  Plan  shall terminate,  and  all options theretofore granted hereunder  shall terminate, unless provision be made in writing in connection with such  transaction for the continuance of the Plan and/or for  the assumption  of  options theretofore granted, or the  substitution for  such  options of option covering the stock  of  a  successor employer  corporation, or a parent or a subsidiary thereof,  with appropriate adjustments as to the number and kind of  shares  and prices,  in which event the Plan and options theretofore  granted shall continue in the manner and under the terms so provided.  If the  Plan and unexercised options shall terminate pursuant to the

foregoing   sentence,  all  persons  entitled  to  exercise   any

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unexercised portions of options then outstanding shall  have  the right,  at such time prior to the consummation of the transaction

causing   such  termination  as  the  Plan  Administrator   shall

designate, to exercise the unexercised portions of their options,

including  the  portions  thereof  which  would,  but  for   this

paragraph  entitled  "Corporate  Reorganizations"  not   yet   be

exercisable.   The  instrument evidencing  any  option  may  also

provide for such acceleration of otherwise unexercisable portions of the option upon other specified events or occurrences, such as

involuntary  terminations  of  the  option  holder's   employment

following certain changes in the control of the Company.

            12. Stock Appreciation Rights and Limited Rights.  If

the  instrument evidencing the option so provides (as  determined by  the  Plan  Administrator), an option granted to  an  Eligible

Employee  under this Plan (herein sometimes referred  to  as  the

"corresponding option") may include the right upon  any  exercise

(a  "Stock  Appreciation Right") or upon exercise  following  the occurrence of any event provided for in the instrument evidencing

the   option   (a  "Limited  Right"  and,  together  with   Stock

Appreciation Rights, "Rights") to receive an amount equal to some or  all of the excess of the fair market value (determined  in  a manner  specified in the instrument evidencing the  corresponding option)  of  the  shares subject to unexercised portions  of  the corresponding  option over the aggregate exercise price  of  such shares under the corresponding option as of the date the Right is

exercised.   The amount payable upon exercise of a Right  may  be

paid  in  cash  or  in shares of the class then  subject  to  the

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corresponding  option (valued on the basis of their  fair  market value,  determined  by the Plan Administrator as  specified  with respect  to  the measurement of the amount payable as aforesaid),

or  in a combination of cash and such shares so valued.  No Right may be exercised in whole or in part (a) other than in connection with  the  contemporaneous  surrender without  exercise  of  such corresponding option, or the portion thereof that corresponds  to the  portion of the Right being exercised, or (b) except  to  the extent  that the corresponding option or such portion thereof  is exercisable (including pursuant to Section 11 of the Plan) on the date  of exercise of the Right, or (c) unless the class of  stock then  subject  to  the  corresponding option  is  then  "publicly traded."  For this purpose, a class of stock is "publicly traded"

if  it is listed or admitted to unlisted trading privileges on  a national  securities  exchange or  if  sales  or  bid  and  offer quotations  therefor  are  reported on  NASDAQ  or  on  any  then operative successor to the NASDAQ system.

            13.  Restricted Stock.  If the instrument  evidencing

the option so provides, shares of stock issued on exercise of  an option  granted to an Eligible Employee under this Plan may  upon issuance  be subject to the following restriction (and,  as  used herein,  "restricted stock" means shares issued  on  exercise  of options  granted  under  this Plan which  are  still  subject  to restrictions  imposed under this Section 13  that  have  not  yet expired or terminated):

            (a)  shares of restricted stock may not  be  sold  or

otherwise transferred or hypothecated;

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            (b)  if  the  employment of the holder of  shares  of

restricted  stock with the Company or a subsidiary is  terminated for  any  reason other than his death, normal or early retirement in accordance with his employer's established retirement policies or practices, or total disability, the Company (or any subsidiary designed  by it) shall have the option for sixty (60) days  after such  termination of employment to purchase for cash all  or  any part  of his restricted stock at the lesser of (i) the price paid therefor  by  the holder, or (ii) the fair market  value  of  the restricted  stock on the date of such termination  of  employment

(determined  in  a manner specified in the instrument  evidencing the option); and

            (c)  as to the shares of stock affected thereby,  any

additional restrictions that may be imposed on particular  shares of restricted stock as specified in the instrument evidencing the option.

            The  restrictions imposed under this Section 13 shall

apply as well to all shares or other securities issued in respect of  restricted stock in connection with any stock split,  reverse stock  split, stock dividend, recapitalization, reclassification,

spin-off, split-off, merger, consolidation or reorganization, but such restrictions shall expire or terminate at such time or times as  shall be specified therefor in the instrument evidencing  the option which provides for the restrictions.

            14. Financial Assistance.  The Company is vested with

authority  under  this Plan to assist any  employee  to  whom  an option is granted hereunder (including any director or officer of the  Company or any of its subsidiaries who is also an  employee)

in  the payment of the purchase price payable on exercise of that

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option,  by  lending the amount of such purchase  price  to  such employee  on  such terms and at such rates of interest  and  upon such security (or unsecured) as shall have been authorized by  or under authority of the Plan Administrator.

            15.  Amendment and Termination.  The Board may alter,

amend,  suspend  or terminate this Plan, provided  that  no  such action  shall  deprive an optionee, without his consent,  of  any option granted to the optionee pursuant to this Plan or of any of his rights under such option.  Except as herein provided, no such action  of  the  Board, unless taken with  the  approval  of  the shareholders of the Company, may:

            (a)  materially  increase the  benefits  accruing  to

participants under the Plan;

           (b) materially increase the number of securities which

may be issued under the Plan; or

             (c)   materially  modify  the  requirements  as   to

eligibility for participation in the Plan.

The  provisions of Section 3(b) relating to the amount, price and timing  of  awards shall not be amended more than once every  six months  (other  than  to  comport with changes  in  the  Internal

Revenue Code, the Employee Retirement Income Security Act, or the

rules  thereunder) and any amendment to the provisions of Section

3(b)  shall, unless approved by the shareholders of the  Company,

become effective no sooner than six months after approval of  the amendment by the Board.